SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 14(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 17, 2005

PACE MEDICAL, INC.

(Exact Name of Registrant As Specified In Its Charter)

MASSACHUSETTS
(State if Other Jurisdiction of Incorporation)

0-16257	04-2867416
(Commission File Number)	(I.R.S. Employer Identification No.)

391 Totten Pond Road, Waltham, Massachusetts 02451	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 890-5656

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a)                                  Information required by Item 304(a)(1) of Regulation S-B.

(i)                                     On March 17, 2005 Deloitte & Touche LLP (“D&T”) resigned as the principal independent registered public accounting firm for the Registrant.

(ii)                                  The reports of D&T on the consolidated financial statements of the Registrant at December 31, 2002 and December 31, 2003, and for each of the years ended December 31, 2002 and 2003, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii)                               In connection with its audits for the fiscal years ended December 31, 2002 and 2003 and through March 17, 2005, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the matter in its report.

(b)                                 Information required by Item 304(a)(2) of Regulation S-B.

(i)                                   On March 17, 2005 the Registrant engaged Vitale, Caturano & Company, Ltd. as the Registrant’s independent registered public accounting firm to audit the financial statements of the Registrant, and Maidment Judd, Chartered Accountants, of Harpenden (Hertfordshire) England, to audit the financial statements of APC Medical, Ltd., the Registrant’s UK subsidiary.

(ii)                                  During Pace Medical, Inc.’s fiscal years ended December 31, 2002 and 2003 and the subsequent interim period ended March 17, 2005, the Company did not consult with Vitale, Caturano & Company, Ltd. or Maidment Judd with respect to any of the matters described in Regulation S-B Item 304 (a)(2)(i) or (ii).

(c)                                  Information required by Item 304(a)(3) of Regulation S-B.

                The Company has requested D&T to furnish it a letter addressed to the Commission stating whether it agrees with the above statements.  A copy of that letter dated March 21, 2005, is filed as Exhibit 16 to this Form 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

EXHIBIT NO.	DESCRIPTION

16	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated March 21, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PACE MEDICAL, INC.
Dated: March 21, 2005

	By:	/s/ Steven E. Hanson
Steven E. Hanson, Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

16	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated March 21, 2005.